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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                 FORM 8-K/A-1

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  JUNE 30, 1995
                                                   -------------

                         VIDEO JUKEBOX NETWORK, INC.
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            (Exact name of registrant as specified in its charter)



        FLORIDA                        0-15445                   59-2605267
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(State or other juris-               (Commission                (IRS Employer
diction of incorporation)            File Number)            Identification No.)



1221 COLLINS AVENUE, MIAMI BEACH, FLORIDA                          33139
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 (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:   (305) 674-5000
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         Set forth herein are the exhibits to Video Jukebox Network, Inc.'s
Form 8-K, dated June 30, 1995, as filed with the Securities and Exchange Commission on July 12, 1995.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         99.1 Stock Purchase Agreement, dated June 30, 1995, among the Company, VJNIL and Vincent Paul Monsey.

        99.2 Secured Loan Agreement, dated June 30, 1995, between VJNIL and TM/Video.

        99.3     Secured Promissory Note of VJNIL, with TM/Video as Payee.

        99.4 Secured Loan Agreement, dated June 30, 1995, between VJNIL and the Company.

        99.5     Secured Promissory Note of VJNIL, with the Company as Payee.

        99.6     Debenture, dated June 30, 1995, between VJNIL and the Company.

        99.7     Debenture, dated June 30, 1995, between VJNIL and TM/Video.

        99.8 Intercreditor Agreement, dated June 30, 1995, among the Company, TM/Video, VJNIL and Atlantic American Capital Corp.

        99.9 Stock Purchase Agreement, dated June 30, 1995, among the Company, TM No.2 and VJNIL.

        99.10 License Agreement dated June 30, 1995, between the Company and VJNIL.

        99.11 Administrative Services Agreement, dated June 30, 1995, among the Company, VJNIL and TM No.2.

        99.12    Secured Promissory Note of TM No.2, with VJNIL as Payee.

        99.13 Stockholders Agreement, dated June 30, 1995, among the Company, VJNIL and TM No.2.

        99.14 Letter Agreement, dated June 30, 1995, between the Company and TM No.2.

        99.15 Letter Agreement, dated June 30, 1995, between the Company and TM/Video.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 VIDEO JUKEBOX NETWORK, INC.
                                                 (Registrant)



Date:  August 10, 1995                       By: /s/ Luann M. Hoffman
                                                 -------------------------------
                                                 Luann M. Hoffman, Chief
                                                 Financial and Administrative
                                                 Officer and Secretary





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